Filed Pursuant to Rule 433
Registration Statement Nos. 333-202913 and 333-180300-03
December 1, 2015

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Welcome to Credit Suisse
Structured Notes

Structured Notes

Credit Suisse offers structured notes across a wide range of asset classes. Our offerings include debt securities linked to equities, fixed income, currencies, commodities, exchange traded funds and other underlying financial assets. Structured notes provide an alternative to traditional investments, are customizable and may offer unique risk-return profiles to address investment objectives. Each structured note involves varying degrees of risks and suitability issues, please consider them when investing. The securities described on this website are not appropriate for all investors, and involve important legal and tax consequences and investment risks, which you should discuss with your professional advisors.

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Please select what note type you would like to view. Whether the note is currently being offered or has been issued, you will be able to find current information relating to the notes you hold or have held in this section of our website. Additionally, you will be able to filter the notes by Asset Class and/or search by your CUSIP code.

- Current Offerings
- Issued and Outstanding

Credit Suisse has filed a registration statement (including a prospectus supplement and prospectus) with the Securities and Exchange Commission, or SEC, for the offerings of the securities to which this website relates. Before you invest, you should read the applicable pricing supplement, the applicable product supplement, the applicable underlying supplement, the prospectus supplement dated May 4, 2015 and the prospectus dated May 4, 2015, to understand fully the terms of the securities and other considerations that are important in making a decision about investing in the securities. You may get these documents without cost by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Credit Suisse, any agent or any dealer participating in this offering will arrange to send you the applicable pricing supplement, the applicable underlying supplement, the applicable product supplement, the prospectus supplement and the prospectus if you so request by calling toll-free 1-(800)-221-1037.

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Current Offerings

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CUSIP	Product	Underlying	Trade Date	Settlement Date	Final Val. Date	Maturity Date	Offering Type	Prelim Pricing Supplement
22546VNZ5	Reverse Convertible Notes (RCN)	UA	01 Dec 2015	04 Dec 2015	30 Nov 2016	05 Dec 2016	Advisory	Prelim Pricing Supplement
22546VQ41	Reverse Convertible Notes (RCN)	ALXN	01 Dec 2015	04 Dec 2015	30 Nov 2016	05 Dec 2016	Advisory	Prelim Pricing Supplement
22546VQP4	Reverse Convertible Notes (RCN)	UA	01 Dec 2015	04 Dec 2015	30 Nov 2016	05 Dec 2016	Advisory	Prelim Pricing Supplement
22546VPA8	Absolute Return Barrier Securities	SPX, RTY	30 Nov 2015	03 Dec 2015	29 Nov 2019	04 Dec 2019	Advisory	Prelim Pricing Supplement
22546VPL4	Certificate PLUS Securities (CertPLUS)	SPX, RTY	30 Nov 2015	03 Dec 2015	30 Nov 2020	03 Dec 2020	Advisory	Prelim Pricing Supplement
22546VPF7	Buffered Accelerated Return Equity Securities (BARES)	RTY	25 Nov 2015	27 Nov 2015	23 May 2019	27 May 2019	Brokerage	Prelim Pricing Supplement

Credit Suisse has filed a registration statement (including a prospectus supplement and prospectus) with the Securities and Exchange Commission, or SEC, for the offerings of the securities to which this website relates. Before you invest, you should read the applicable pricing supplement, the applicable product supplement, the applicable underlying supplement, the prospectus supplement dated May 4, 2015 and the prospectus dated May 4, 2015, to understand fully the terms of the securities and other considerations that are important in making a decision about investing in the securities. You may get these documents without cost by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Credit Suisse, any agent or any dealer participating in this offering will arrange to send you the applicable pricing supplement, the applicable underlying supplement, the applicable product supplement, the prospectus supplement and the prospectus if you so request by calling toll-free 1-(800)-221-1037.


Notes

Notes - Issued and Outstanding

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CUSIP	Product	Underlying	Trade Date	Settlement Date	Final Val. Date	Maturity Date	Bid	Final Pricing Supplement
22546VQS8	Certificate PLUS Securities (CertPLUS)	RTY, EFA	19 Nov 2015	24 Nov 2015	21 Mar 2017	24 Mar 2017	99.36%	Final Pricing Supplement
22546VQ74	Reverse Convertible Notes (RCN)	UA	17 Nov 2015	20 Nov 2015	16 Nov 2016	21 Nov 2016	101.56%	Final Pricing Supplement
22546VQ90	Reverse Convertible Notes (RCN)	PANW	17 Nov 2015	20 Nov 2015	16 Nov 2016	21 Nov 2016	101.74%	Final Pricing Supplement
22546VQC3	Digital Plus Securities	SX5E, ASX, TPX, SMI, UKX	17 Nov 2015	24 Nov 2015	18 Nov 2019	21 Nov 2019	97.65%	Final Pricing Supplement
22546VQF6	Accelerated Return Equity Securities (ARES ®)	RTY	17 Nov 2015	24 Nov 2015	18 Nov 2019	21 Nov 2019	100.44%	Final Pricing Supplement
22546VQM1	Synthetic Convertible Notes	MGM	17 Nov 2015	24 Nov 2015	16 Nov 2020	19 Nov 2020	99.58%	Final Pricing Supplement
22546VQD1	Digital Plus Barrier Notes	SX5E	16 Nov 2015	19 Nov 2015	16 Nov 2020	19 Nov 2020	100.01%	Final Pricing Supplement
22546VQE9	Digital Plus Barrier Notes	SPX	16 Nov 2015	19 Nov 2015	18 May 2020	21 May 2020	100.17%	Final Pricing Supplement
22548D252	Auto Callable Notes	FB	13 Nov 2015	18 Nov 2015	13 Nov 2020	19 Nov 2020	$9.83	Final Pricing Supplement
22548D260	Auto Callable Notes	GM	13 Nov 2015	18 Nov 2015	13 Nov 2020	19 Nov 2020	$9.96	Final Pricing Supplement
22548F885	Auto Callable Notes	SPX, SX5E	13 Nov 2015	18 Nov 2015	13 Nov 2018	19 Nov 2018	$9.91	Final Pricing Supplement
22546VQB5	Auto Callable Notes	RTY	12 Nov 2015	17 Nov 2015	12 Nov 2020	17 Nov 2020	98.23%	Final Pricing Supplement

22547QS72	Callable Yield Notes (CYNs)	SPX, RTY, SX5E	15 Aug 2014	20 Aug 2014	15 Aug 2024	20 Aug 2024	93.89%	Final Pricing Supplement
22547QS80	Buffered Accelerated Return Equity Securities (BARES)	SX5E, EFA UP	15 Aug 2014	20 Aug 2014	17 Aug 2020	20 Aug 2020	91.64%	Final Pricing Supplement
22547QQL3	Callable Yield Notes (CYNs)	SPX, RTY	08 Aug 2014	13 Aug 2014	08 May 2020	13 May 2020	92.81%	Final Pricing Supplement
22547QQX7	Buffered Accelerated Return Equity Securities (BARES)	EFA, SX5E	08 Aug 2014	13 Aug 2014	08 Aug 2016	11 Aug 2016	98.38%	Final Pricing Supplement
22547QRS7	Callable Yield Notes (CYNs)	RTY, USO, GDX	08 Aug 2014	13 Aug 2014	10 Aug 2016	15 Aug 2016	34.63%	Final Pricing Supplement
22547QRY4	Absolute Return Barrier Securities	SPX, RTY, DJI	08 Aug 2014	13 Aug 2014	08 Aug 2019	13 Aug 2019	106.12%	Final Pricing Supplement
22545F326	Auto Callable Notes	MXEF	07 Aug 2014	15 Aug 2014	21 Jul 2017	28 Jul 2017	$8.02	Final Pricing Supplement
22547QRU2	Accelerated Return Equity Securities (ARES ®)	MXEA	07 Aug 2014	14 Aug 2014	19 Jan 2016	22 Jan 2016	92.08%	Final Pricing Supplement
22547QRV0	Accelerated Return Equity Securities (ARES ®)	SPX	07 Aug 2014	14 Aug 2014	08 Aug 2016	11 Aug 2016	110.83%	Final Pricing Supplement
22547QQK5	Buffered Accelerated Return Equity Securities (BARES)	SPX	05 Aug 2014	08 Aug 2014	05 Feb 2019	08 Feb 2019	106.86%	Final Pricing Supplement
22547T167	Callable Yield Notes (CYNs)	SPX, SX5E	01 Aug 2014	06 Aug 2014	01 Aug 2024	07 Aug 2024	$9.41	Final Pricing Supplement
22547QPX8	Digital Plus Barrier Notes	SPX, RTY	31 Jul 2014	05 Aug 2014	31 Jul 2018	03 Aug 2018	104.10%	Final Pricing Supplement
22547QPZ3	Certificate PLUS Securities (CertPLUS)	SPX, RTY	31 Jul 2014	05 Aug 2014	31 Jul 2018	03 Aug 2018	105.00%	Final Pricing Supplement
22547QQ25	Absolute Return Barrier Securities	SPX, RTY	31 Jul 2014	05 Aug 2014	31 Jul 2019	05 Aug 2019	103.86%	Final Pricing Supplement
22547QQS8	Buffered Accelerated Return Equity Securities (BARES)	RTY	31 Jul 2014	05 Aug 2014	29 Jan 2016	03 Feb 2016	106.74%	Final Pricing Supplement
22547QQG4	Buffered Accelerated Return Equity Securities (BARES)	RTY	29 Jul 2014	31 Jul 2014	29 Jan 2018	31 Jan 2018	101.39%	Final Pricing Supplement
22547QQH2	Buffered Accelerated Return Equity Securities (BARES)	RTY	29 Jul 2014	31 Jul 2014	29 Jul 2020	31 Jul 2020	93.51%	Final Pricing Supplement
22547QPT7	Certificate PLUS Securities (CertPLUS)	SPX, RTY	28 Jul 2014	31 Jul 2014	26 Jul 2018	31 Jul 2018	99.80%	Final Pricing Supplement
22547QPV2	Digital Plus Barrier Notes	SPX, RTY	28 Jul 2014	31 Jul 2014	26 Jul 2018	31 Jul 2018	99.82%	Final Pricing Supplement
22547QPW0	Absolute Return Barrier Securities	SPX, RTY	28 Jul 2014	31 Jul 2014	26 Jul 2019	31 Jul 2019	98.80%	Final Pricing Supplement
22547QPY6	Buffered Accelerated Return Equity Securities (BARES)	SX5E	28 Jul 2014	31 Jul 2014	26 Jul 2018	31 Jul 2018	105.85%	Final Pricing Supplement
22547QQD1	Callable Yield Notes (CYNs)	RTY, SX5E	28 Jul 2014	31 Jul 2014	26 Jul 2024	31 Jul 2024	89.87%	Final Pricing Supplement
22547QQM1	Callable Yield Notes (CYNs)	SPX, RTY	28 Jul 2014	31 Jul 2014	26 Jul 2024	31 Jul 2024	87.08%	Final Pricing Supplement


Notes

Notes - Issued and Outstanding (My Notes)

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CUSIP	Product	Underlying	Trade Date	Settlement Date	Final Val. Date	Maturity Date	Bid	Final Pricing Supplement
22548F109	Auto Callable Notes	MT	15 May 2015	20 May 2015	15 May 2020	21 May 2020	$4.08	Final Pricing Supplement
22548D799	Reverse Convertible Notes (RCN)	FEYE	12 Mar 2015	19 Mar 2015	18 Mar 2016	28 Mar 2016	$6.35	Final Pricing Supplement
22547QW44	Callable Yield Notes (CYNs)	SPX, RTY	26 Nov 2014	02 Dec 2014	27 May 2016	02 Jun 2016	101.03%	Final Pricing Supplement
22547QW51	Certificate PLUS Securities (CertPLUS)	SPX, RTY	26 Nov 2014	02 Dec 2014	26 Nov 2018	29 Nov 2018	96.71%	Final Pricing Supplement
22547QW69	Absolute Return Barrier Securities	SPX, RTY	26 Nov 2014	02 Dec 2014	26 Nov 2019	02 Dec 2019	97.44%	Final Pricing Supplement

Credit Suisse has filed a registration statement (including a prospectus supplement and prospectus) with the Securities and Exchange Commission, or SEC, for the offerings of the securities to which this website relates. Before you invest, you should read the applicable pricing supplement, the applicable product supplement, the applicable underlying supplement, the prospectus supplement dated May 4, 2015 and the prospectus dated May 4, 2015, to understand fully the terms of the securities and other considerations that are important in making a decision about investing in the securities. You may get these documents without cost by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Credit Suisse, any agent or any dealer participating in this offering will arrange to send you the applicable pricing supplement, the applicable underlying supplement, the applicable product supplement, the prospectus supplement and the prospectus if you so request by calling toll-free 1-(800)-221-1037.

CREDIT SUISSE Structured Notes

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Notes

Structured Notes Home > Notes - Issued and Outstanding (Manage My Notes)

Notes - Issued and Outstanding (Manage My Notes)

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CUSIP	Product	Underlying	Trade Date	Settlement Date	Final Val. Date	Maturity Date	Bid	Final Pricing Supplement
☐ 22546VQS8	Certificate PLUS Securities (CertPLUS)	RTY, EFA	19 Nov 2015	24 Nov 2015	21 Mar 2017	24 Mar 2017	99.36%	Final Pricing Supplement
☐ 22546VQ74	Reverse Convertible Notes (RCN)	UA	17 Nov 2015	20 Nov 2015	16 Nov 2016	21 Nov 2016	101.56%	Final Pricing Supplement
☐ 22546VQ90	Reverse Convertible Notes (RCN)	PANW	17 Nov 2015	20 Nov 2015	16 Nov 2016	21 Nov 2016	101.74%	Final Pricing Supplement
☐ 22546VQC3	Digital Plus Securities	SX5E, ASX, TPX, SMI, UKX	17 Nov 2015	24 Nov 2015	18 Nov 2019	21 Nov 2019	97.65%	Final Pricing Supplement
☐ 22546VQF6	Accelerated Return Equity Securities (ARES ®)	RTY	17 Nov 2015	24 Nov 2015	18 Nov 2019	21 Nov 2019	100.44%	Final Pricing Supplement
☐ 22546VQM1	Synthetic Convertible Notes	MGM	17 Nov 2015	24 Nov 2015	16 Nov 2020	19 Nov 2020	99.58%	Final Pricing Supplement
☐ 22546VQD1	Digital Plus Barrier Notes	SX5E	16 Nov 2015	19 Nov 2015	16 Nov 2020	19 Nov 2020	100.01%	Final Pricing Supplement
☐ 22546VQE9	Digital Plus Barrier Notes	SPX	16 Nov 2015	19 Nov 2015	18 May 2020	21 May 2020	100.17%	Final Pricing Supplement
☐ 22548D252	Auto Callable Notes	FB	13 Nov 2015	18 Nov 2015	13 Nov 2020	19 Nov 2020	$9.83	Final Pricing Supplement
☐ 22548D260	Auto Callable Notes	GM	13 Nov 2015	18 Nov 2015	13 Nov 2020	19 Nov 2020	$9.96	Final Pricing Supplement
☐ 22548F885	Auto Callable Notes	SPX, SX5E	13 Nov 2015	18 Nov 2015	13 Nov 2018	19 Nov 2018	$9.91	Final Pricing Supplement
☐ 22546VQB5	Auto Callable Notes	RTY	12 Nov 2015	17 Nov 2015	12 Nov 2020	17 Nov 2020	98.23%	Final Pricing Supplement

☐ 22547QS80	Buffered Accelerated Return Equity Securities (BARES)	SX5E, EFA UP	15 Aug 2014	20 Aug 2014	17 Aug 2020	20 Aug 2020	91.64%	Final Pricing Supplement
☐ 22547QQL3	Callable Yield Notes (CYNs)	SPX, RTY	08 Aug 2014	13 Aug 2014	08 May 2020	13 May 2020	92.81%	Final Pricing Supplement
☐ 22547QQX7	Buffered Accelerated Return Equity Securities (BARES)	EFA, SX5E	08 Aug 2014	13 Aug 2014	08 Aug 2016	11 Aug 2016	98.38%	Final Pricing Supplement
☐ 22547QRS7	Callable Yield Notes (CYNs)	RTY, USO, GDX	08 Aug 2014	13 Aug 2014	10 Aug 2016	15 Aug 2016	34.63%	Final Pricing Supplement
☐ 22547QRY4	Absolute Return Barrier Securities	SPX, RTY, DJI	08 Aug 2014	13 Aug 2014	08 Aug 2019	13 Aug 2019	106.12%	Final Pricing Supplement
☐ 22545F326	Auto Callable Notes	MXEF	07 Aug 2014	15 Aug 2014	21 Jul 2017	28 Jul 2017	$8.02	Final Pricing Supplement
☐ 22547QRU2	Accelerated Return Equity Securities (ARES ®)	MXEA	07 Aug 2014	14 Aug 2014	19 Jan 2016	22 Jan 2016	92.08%	Final Pricing Supplement
☐ 22547QRV0	Accelerated Return Equity Securities (ARES ®)	SPX	07 Aug 2014	14 Aug 2014	08 Aug 2016	11 Aug 2016	110.83%	Final Pricing Supplement
☐ 22547QQK5	Buffered Accelerated Return Equity Securities (BARES)	SPX	05 Aug 2014	08 Aug 2014	05 Feb 2019	08 Feb 2019	106.86%	Final Pricing Supplement
☐ 22547T167	Callable Yield Notes (CYNs)	SPX, SX5E	01 Aug 2014	06 Aug 2014	01 Aug 2024	07 Aug 2024	$9.41	Final Pricing Supplement
☐ 22547QPX8	Digital Plus Barrier Notes	SPX, RTY	31 Jul 2014	05 Aug 2014	31 Jul 2018	03 Aug 2018	104.10%	Final Pricing Supplement
☐ 22547QPZ3	Certificate PLUS Securities (CertPLUS)	SPX, RTY	31 Jul 2014	05 Aug 2014	31 Jul 2018	03 Aug 2018	105.00%	Final Pricing Supplement
☐ 22547QQ25	Absolute Return Barrier Securities	SPX, RTY	31 Jul 2014	05 Aug 2014	31 Jul 2019	05 Aug 2019	103.86%	Final Pricing Supplement
☐ 22547QQS8	Buffered Accelerated Return Equity Securities (BARES)	RTY	31 Jul 2014	05 Aug 2014	29 Jan 2016	03 Feb 2016	106.74%	Final Pricing Supplement
☐ 22547QQG4	Buffered Accelerated Return Equity Securities (BARES)	RTY	29 Jul 2014	31 Jul 2014	29 Jan 2018	31 Jan 2018	101.39%	Final Pricing Supplement
☐ 22547QQH2	Buffered Accelerated Return Equity Securities (BARES)	RTY	29 Jul 2014	31 Jul 2014	29 Jul 2020	31 Jul 2020	93.51%	Final Pricing Supplement
☐ 22547QPT7	Certificate PLUS Securities (CertPLUS)	SPX, RTY	28 Jul 2014	31 Jul 2014	26 Jul 2018	31 Jul 2018	99.80%	Final Pricing Supplement
☐ 22547QPV2	Digital Plus Barrier Notes	SPX, RTY	28 Jul 2014	31 Jul 2014	26 Jul 2018	31 Jul 2018	99.82%	Final Pricing Supplement
☐ 22547QPW0	Absolute Return Barrier Securities	SPX, RTY	28 Jul 2014	31 Jul 2014	26 Jul 2019	31 Jul 2019	98.80%	Final Pricing Supplement
☐ 22547QPY6	Buffered Accelerated Return Equity Securities (BARES)	SX5E	28 Jul 2014	31 Jul 2014	26 Jul 2018	31 Jul 2018	105.85%	Final Pricing Supplement
☐ 22547QQD1	Callable Yield Notes (CYNs)	RTY, SX5E	28 Jul 2014	31 Jul 2014	26 Jul 2024	31 Jul 2024	89.87%	Final Pricing Supplement
☐ 22547QQM1	Callable Yield Notes (CYNs)	SPX, RTY	28 Jul 2014	31 Jul 2014	26 Jul 2024	31 Jul 2024	87.08%	Final Pricing Supplement

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Credit Suisse has filed a registration statement (including a prospectus supplement and prospectus) with the Securities and Exchange Commission, or SEC, for the offerings of the securities to which this website relates. Before you invest, you should read the applicable pricing supplement, the applicable product supplement, the applicable underlying supplement, the prospectus supplement dated May 4, 2015 and the prospectus dated May 4, 2015, to understand fully the terms of the securities and other considerations that are important in making a decision about investing in the securities. You may get these documents without cost by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Credit Suisse, any agent or any dealer participating in this offering will arrange to send you the applicable pricing supplement, the applicable underlying supplement, the applicable product supplement, the prospectus supplement and the prospectus if you so request by calling toll-free 1-(800)-221-1037.

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Credit Suisse has filed a registration statement (including a prospectus supplement and prospectus) with the Securities and Exchange Commission, or SEC, for the offerings of the securities to which this website relates. Before you invest, you should read the applicable pricing supplement, the applicable product supplement, the applicable underlying supplement, the prospectus supplement dated May 4, 2015 and the prospectus dated May 4, 2015, to understand fully the terms of the securities and other considerations that are important in making a decision about investing in the securities. You may get these documents without cost by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Credit Suisse, any agent or any dealer participating in this offering will arrange to send you the applicable pricing supplement, the applicable underlying supplement, the applicable product supplement, the prospectus supplement and the prospectus if you so request by calling toll-free 1-(800)-221-1037.

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